Exhibit 99.1

Unaudited Pro Forma Condensed Consolidated Financial Information

On March 25, 2024, NovaBay Pharmaceuticals, Inc. (the “Company” or “NovaBay”) completed the sale of its wholly-owned subsidiary, DERMAdoctor, LLC, a Missouri limited liability company (“DERMAdoctor”) (the “DERMAdoctor Divestiture”).

The following unaudited pro forma condensed consolidated financial information has been derived from the Company’s historical consolidated financial statements and gives effect to the DERMAdoctor Divestiture. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2024 reflects the Company’s actual financial position as of March 31, 2024, as the DERMAdoctor Divestiture was effective prior to that date, on March 25, 2024. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2023 reflects the Company’s financial position as if the DERMAdoctor Divestiture had occurred on December 31, 2023. The unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2024 and the year ended December 31, 2023 reflect the Company’s operating results as if the DERMAdoctor Divestiture had occurred immediately prior to January 1, 2023. In public filings, beginning with the Company’s Quarterly Report on Form 10-Q for the three-months ended March 31, 2024, filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 9, 2024 (the “March 2024 Form 10-Q”), the Company began reporting the historical financial results of DERMAdoctor in the Company’s consolidated financial statements as discontinued operations under U.S. generally accepted accounting principles (“GAAP”) for all periods presented.

The “Historical NovaBay” column of the unaudited pro forma condensed consolidated balance sheet as of December 31, 2023 and the unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2024 reflect DERMAdoctor as discontinued operations as reported in the March 2024 Form 10-Q. The “Historical NovaBay” column in the remaining unaudited pro forma condensed consolidated financial information reflects our historical condensed consolidated financial statements as of and for each of the periods presented and does not reflect any adjustments related to the DERMAdoctor Divestiture.

The unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read in conjunction with the unaudited condensed consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the March 2024 Form 10-Q and the audited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 26, 2024, as amended on March 29, 2024.

The unaudited pro forma condensed consolidated financial information is provided for illustrative purposes only and has been prepared based upon currently available information and management estimates and is subject to the assumptions and adjustments outlined herein. The unaudited pro forma financial information is not intended to be a complete presentation of the Company’s financial position or results of operations had the DERMAdoctor Divestiture occurred as of and for the periods presented. In addition, the unaudited pro forma condensed consolidated financial information is not necessarily indicative of the Company’s future results of operations or financial condition. The Company’s actual financial position and results of operations may differ materially from the pro forma amounts reflected herein due to a variety of factors. Management believes these assumptions and adjustments used are reasonable, given the information available at the filing date.

Effective May 30, 2024, the Company effected a 1-for-35 reverse split of its outstanding common stock ("Reverse Stock Split”). The unaudited pro forma condensed consolidated financial information has been adjusted, on a retroactive basis, to reflect the Reverse Stock Split.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2024

(in thousands)

	Historical NovaBay	DERMAdoctor Discontinued Operations (Note 2 (a))	Other Pro Forma Adjustments	Note 2	Pro Forma NovaBay
ASSETS
Current assets:
Cash and cash equivalents	$1,823	$-	$-		$1,823
Accounts receivable, net of allowance	734	-	-		734
Inventory, net of allowance	663	-	-		663
Prepaid expenses and other current assets	371	-	-		371
Total current assets	3,591	-	-		3,591
Operating lease right-of-use assets	1,212	-	-		1,212
Property and equipment, net	77	-	-		77
Other assets	477	-	-		477
TOTAL ASSETS	$5,357	$-	$-		$5,357

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Current liabilities:
Accounts payable	$1,117	$-	$-		$1,117
Accrued liabilities	1,266	-	-		1,266
Secured Convertible Notes, net of discounts	973	-	-		973
Unsecured Convertible Notes, net of discounts	34	-	-		34
Embedded derivative liability	159	-	-		159
Operating lease liabilities	375	-	-		375
Total current liabilities	3,924	-	-		3,924
Warrant liabilities	232	-	-		232
Operating lease liabilities- non-current	1,041	-	-		1,041
Total liabilities	5,197	-	-		5,197
Stockholders' equity:
Preferred stock
Series B Preferred Stock	44	-	-		44
Series C Preferred Stock	1,441	-	-		1,441
Common stock	320	-	(311)	(b)	9
Additional paid-in capital	176,798	-	311	(b)	177,109
Accumulated deficit	(178,443)	-	-		(178,443)
Total stockholders' equity	160	-	-		160
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$5,357	$-	$-		$5,357

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2024

(in thousands, except per share amounts)

	Historical NovaBay	DERMAdoctor Discontinued Operations (Note 2 (a))	Other Pro Forma Adjustments	Note 2	Pro Forma NovaBay
Sales:
Product revenue, net	$2,624	$-	$-		$2,624
Other revenue, net	7	-	-		7
Total sales, net	2,631	-	-		2,631

Cost of goods sold	837	-	-		837
Gross Profit	1,794	-	-		1,794
Operating expenses:
Research and development	19	-	-		19
Sales and marketing	1,055	-	-		1,055
General and administrative	2,291	-	-		2,291
Loss on divestiture of subsidiary	865	-	(865)	(c)	-
Total operating expenses	4,230	-	(865)		3,365
Operating loss	(2,436)	-	865		(1,571)

Non-cash gain on changes in fair value of warrant liability	194	-	-		194
Non-cash gain on change in fair value of embedded derivative liability	65	-	-		65
Accretion of interest and amortization of discounts on convertible notes	(433)	-	-		(433)
Other expense, net	(480)	-	(54)	(d)	(534)
Net loss from continuing operations	(3,090)	-	811		(2,279)

Net loss from discontinued operations	(124)	124	-		-
Net loss	(3,214)	124	811		(2,279)
Less: Increase to accumulated deficit due to adjustment to Preferred Stock conversion price	380	-	-		380
Net loss attributable to common stockholders	$(3,594)	$124	$811		$(2,659)

Basic and diluted net loss per share
Net loss per share per share from continuing operations	$(0.14)
Net loss per share per share from discontinued operations	(0.01)
Net loss per share attributable to common stockholders (basic and diluted)	$(0.15)				$(3.77)
Weighted-average shares of common stock outstanding used in computing net loss per share of common stock (basic and diluted)	24,672		(23,967)	(b)	705

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2023

(in thousands)

	Historical NovaBay	DERMAdoctor Discontinued Operations (Note 2 (a))	Other Pro Forma Adjustments	Note 2	Pro Forma NovaBay
ASSETS
Current assets:
Cash and cash equivalents	$2,924	$-	$1,070	(e)	$3,994
Accounts receivable, net of allowance	680	-	-		680
Inventory, net of allowance	564	-	-		564
Prepaid expenses and other current assets	256	-	-		256
Current assets, discontinued operations	2,730	(2,730)	-		-
Total current assets	7,154	(2,730)	1,070		5,494
Operating lease right-of-use assets	1,296	-	-		1,296
Property and equipment, net	87	-	-		87
Other assets	478	-	-		478
Other assets, discontinued operations	19	(19)	-		-
TOTAL ASSETS	$9,034	$(2,749)	$1,070		$7,355

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Current liabilities:
Accounts payable	$906	$-	$-		$906
Accrued liabilities	1,169	-	525	(e)	1,694
Secured Convertible Notes, net of discounts	1,137	-	-		1,137
Unsecured Convertible Notes, net of discounts	-	-	34	(e)	34
Embedded derivative liabilities	-	-	224	(e)	224
Operating lease liabilities	368	-	-		368
Current liabilities, discontinued operations	698	(698)	-		-
Total current liabilities	4,278	(698)	783		4,363
Warrant liabilities	334	-	92	(e)	426
Operating lease liabilities- non-current	1,108	-	-		1,108
Total liabilities	5,720	(698)	875		5,897
Stockholders' equity:
Net book value of DERMAdoctor as of December 31, 2023	-	(2,051)	2,051	(e)	-
Preferred stock
Series B Preferred Stock	275	-	-		275
Series C Preferred Stock	1,675	-	-		1,675
Common stock	112	-	(109)	(b)	3
Additional paid-in capital	176,101	-	109	(b)	176,210
Accumulated deficit	(174,849)	-	(1,856)	(e)	(176,705)
Total stockholders' equity	3,314	(2,051)	195		1,458
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$9,034	$(2,749)	$1,070		$7,355

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2023

(in thousands, except per share amounts)

	Historical NovaBay	DERMAdoctor Discontinued Operations (Note 2 (a))	Other Pro Forma Adjustments	Note 2	Pro Forma NovaBay
Sales:
Product revenue, net	$14,687	$(3,552)	$-		$11,135
Other revenue, net	39	-	-		39
Total sales, net	14,726	(3,552)	-		11,174

Cost of goods sold	6,831	(2,335)	-		4,496
Gross Profit	7,895	(1,217)	-		6,678
Operating expenses
Research and development	68	(34)	-		34
Sales and marketing	6,500	(1,795)	-		4,705
General and administrative	6,330	(742)	-		5,588
Goodwill, intangible and other asset impairment	2,593	(2,593)	-		-
Total operating expenses	15,491	(5,164)	-		10,327
Operating loss	(7,596)	3,947	-		(3,649)

Non-cash gain on changes in fair value of warrant liability	272	-	-		272
Non-cash gain on changes in fair value of embedded derivative liability	40	-	-		40
Non-cash loss on modification of common stock warrants	(292)	-	-		(292)
Other expense, net	(2,064)	1	(100)	(d)	(2,163)

Net loss	(9,640)	3,948	(100)		(5,792)

Less: Increase to accumulated deficit due to adjustment to Preferred Stock conversion prices	7,057	-	-		7,057
Net loss attributable to common stockholders	$(16,697)	$3,948	$(100)		$(12,849)

Net loss per share attributable to common stockholders (basic and diluted)	$(3.96)				$(107.08)
Weighted-average shares of common stock outstanding used in computing net loss per share of common stock (basic and diluted)	4,215		(4,095)	(b)	120

Note 1. Basis of Presentation

The unaudited pro forma condensed consolidated financial information has been prepared based on NovaBay’s historical consolidated financial statements and in accordance with Article 11 of SEC Regulation S-X, Pro Forma Financial Information.

Note 2. Pro Forma Adjustments and Assumptions

(a)

Column gives effect to the DERMAdoctor Divestiture and has been prepared in accordance with the guidance for discontinued operations, ASC 205-20 Presentation of Financial Statements – Discontinued Operations, under U.S. Generally Accepted Accounting Principles.

(b)	Reflects the estimated retroactive effect of the Reverse Stock Split.

(c)	Offsets the actual loss recognized on the DERMAdoctor Divestiture.

(d)

Reflects the net impact on interest expense as if the Unsecured Convertible Notes and March 2024 Warrant (both as defined in the March 2024 Form 10-Q) were issued immediately prior to January 1, 2023, rather than March 25, 2024. The Unsecured Convertible Notes and March 2024 Warrant were issued to obtain the consent of Secured Convertible Note (as defined in the March 2024 Form 10-Q) holders and was required in order to close the DERMAdoctor Divestiture.

(e)	Reflects the impacts of the DERMAdoctor Divestiture as if it occurred on December 31, 2023 as shown in the table below (in thousands):

Cash purchase price	$1,070
Less: DERMAdoctor net book value as of December 31, 2023	(2,051)
Pro forma loss on divestiture of subsidiary as of December 31, 2023	(981)

Less: Cash transaction expenses incurred subsequent to December 31, 2023	395

Less: Cost incurred to obtain note holder consent subsequent to December 31, 2023:
Unsecured convertible notes, net, issued	34
Embedded derivative liabilities issued	224
Warrants issued	92
Issuance costs incurred	130
Total	480

Net impact to Accumulated deficit	$(1,856)